EXHIBIT 99.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Guaranty") is made and entered into effective as of November 24, 2021, by AAON, INC., a Nevada corporation (the "Guarantor"), in favor of BOKF, NA dba BANK OF OKLAHOMA (the "Administrative Agent"), for the benefit of the Lenders (defined below).
RECITALS

A.    Pursuant to that certain Amended and Restated Loan Agreement of even date herewith (as amended, supplemented or modified from time to time, the "Loan Agreement") among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (collectively, "Borrowers," and each individually, a "Borrower"), the Administrative Agent and the Lenders party thereto (the "Lenders"), the Lenders have agreed to establish a revolving loan facility in favor of the Borrowers in the maximum initial principal amount of $100,000,000.00, subject to an incremental increase of up to a new maximum principal amount of $200,000,000.00 (the "Loan"), subject to the terms and conditions therein.

B.    The Guarantor will receive substantial and valuable consideration and benefit from the Loan by the Lenders to the Borrowers.

C.    It is a condition precedent to the obligations of the Administrative Agent and the Lenders under the Loan Agreement that this Guaranty be executed by the Guarantor and delivered to the Administrative Agent.

NOW, THEREFORE, in consideration of the undertaking and commitments of the Administrative Agent and the Lenders under the Loan Agreement, and as a material inducement therefor, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby covenants and agrees with the Administrative Agent for the benefit of the Lenders as follows:

1.    DEFINITIONS; INTERPRETATION.

1.1    Terms Defined In Loan Agreement. Capitalized terms used in this Guaranty (including capitalized terms used in the Recitals hereto) and not otherwise defined have the respective meanings assigned to them in the Loan Agreement.

1.2    Certain Terms. When used herein, unless the context shall otherwise require, the following terms shall have the following meanings:

"Co-Obligors" means, collectively, the Borrowers, the Guarantor and any other Person liable for any portion of the Guaranteed Obligations, whether under the Loan Agreement or any other Loan Documents.

"Guaranteed Obligations" is defined in Section 2.1.

"Organizational Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable and not included with any of the foregoing, any certificate or articles of formation or organization of such entity and any governing agreement.

1.3    Interpretation. Except as otherwise expressly provided herein, the rules of interpretation set forth in the Loan Agreement shall apply to this Guaranty.

2.    GUARANTY OF PAYMENT.

2.1    Guaranteed Obligations. The Guarantor hereby guarantees to the Administrative Agent and each of the holders of the Guaranteed Obligations, absolutely, unconditionally and irrevocably, the prompt performance and payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) of the following liabilities, obligations and indebtedness (hereinafter collectively referred to as the "Guaranteed Obligations"): (a) any and all obligations, liabilities and indebtedness of the Borrowers to the Administrative Agent and the Lenders, whether now existing or hereafter arising under or in connection with the Loan Agreement and whether for principal, interest, fees and other loan charges, indemnities, reimbursement obligations, or otherwise, (b) all indebtedness evidenced by any promissory note or notes from time to time made or issued by the Borrowers pursuant to the Loan Agreement, or by any promissory note taken in renewal, amendment, exchange or substitution thereof or therefor, including interest on all of the foregoing, (c) all reasonable costs and expenses of collection, including reasonable attorneys’ fees, (d) interest and other monetary obligations accruing during the pendency of any bankruptcy, insolvency, receivership or similar proceeding involving the Borrowers, regardless of whether allowed or allowable in such proceeding and (e) all other "Obligations" as defined in the Loan Agreement. The Guaranteed Obligations shall not include any Excluded Swap Obligations.

2.2    Primary and Direct Liability. The Guarantor agrees that its liability under this Guaranty shall be primary and direct, and that the Administrative Agent or any holder of the Guaranteed Obligations shall not be required, before enforcing this Guaranty against the Guarantor, (a) to pursue any right or remedy it may have against any other Co-Obligors, (b) to commence any action or obtain any judgment against a Borrower or any other Co-Obligor, or (c) to foreclose or realize any security interest in, or otherwise to exercise rights and remedies against, any property of a Borrower or any other Person in which the Administrative Agent holds a security interest.

3.    CONTINUING GUARANTY. Subject to the terms and conditions of this Guaranty, this Guaranty is an absolute, unconditional and continuing guaranty of payment and performance of the Guaranteed Obligations. To the extent permitted under applicable Law, no notice of the Guaranteed Obligations to which this Guaranty may apply, or of any renewal or extension thereof, need be given to the Guarantor, and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment or performance, presentment, protest, notice of dishonor, nonpayment or non-performance on any and all forms of the Guaranteed Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Guaranteed Obligations now or hereafter provided for by any Law; and (d) any right the Guarantor may have, whether under Title 15 Okla. Stat. §§ 334, 337, 338 and 344, Title 12, Okla. Stat. § 686 or otherwise, to set-off of any other collateral or security given to secure the Guaranteed Obligations, against the Guaranteed Obligations. The Guarantor hereby acknowledges that the Administrative Agent and any holder of the Guaranteed Obligations may obtain other guarantees to secure payment of the Guaranteed Obligations, and the Guarantor expressly agrees that its liability hereunder shall not in any way be affected or impaired by the existence of such guaranties and that its liability hereunder will be joint and several with all other Co-Obligors. Subject to the terms and conditions of this Guaranty, the Guarantor shall not be exonerated with respect to its liability under this Guaranty by any act or thing except payment of the Guaranteed Obligations.

4.    OTHER TRANSACTIONS. The Administrative Agent is expressly authorized (a) to exchange, surrender or release, with or without consideration, any and all collateral or security which may at any time be placed with it by the Borrowers or by any other Person, or to forward or deliver any or all such collateral or security directly to the Borrowers for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor, and (b) to amend, modify, extend or supplement the Loan Agreement (including any increase of the Loan or other indebtedness of the Borrowers under the Loan Agreement) or other agreement with respect to the Guaranteed Obligations, waive compliance by the Borrowers with the respective terms thereof and settle or compromise any of the Guaranteed Obligations, without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder.

5.    NO IMPAIRMENTS. The liability of the Guarantor hereunder shall not be affected or impaired by (a) any delay, failure, neglect or omission on the part of the Administrative Agent to collect the Guaranteed Obligations from the Borrowers or any other Co-Obligor, or to realize upon any collateral or security for any or all of the Guaranteed Obligations, (b) the taking (or the failure to take) by the Administrative Agent of any other guaranty or guaranties to secure the Guaranteed Obligations, (c) the taking by the Administrative Agent of (or the failure to take or the failure to perfect its security in) collateral or security of any kind, or (d) the granting by the Administrative Agent of any release of or extension of time to the Borrowers or any other Co-Obligor.

6.    SUBORDINATION AND ASSIGNMENT. The Guarantor hereby subordinates in favor of the Administrative Agent its claims against the Borrowers or in or to any property of the Borrowers, to the extent that any such claims arise hereafter by reason of payments made by the Guarantor upon any item or items of the Guaranteed Obligations, and the Guarantor hereby assigns to the Administrative Agent any such claims hereafter arising and authorizes the Administrative Agent to apply any payments thereon upon such item or items of the Guaranteed Obligations as the Administrative Agent may determine. Upon the termination of this Guaranty as herein provided, the Administrative Agent agrees to reassign to the Guarantor any claim which is assigned pursuant to this Section 6.

7.    APPLICATION OF PAYMENTS. Any and all payments upon the Guaranteed Obligations made by the Borrowers, the Guarantor or any other Co‑Obligor, and/or the proceeds of any or all collateral or security for any of the Guaranteed Obligations, may be applied by the Administrative Agent on such items of the Guaranteed Obligations as the Administrative Agent may reasonably elect. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge the liability of the Guarantor hereunder only if accompanied by an advice received by the Administrative Agent advising the Administrative Agent that such payment is made under this Guaranty for such purpose.

8.    REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Administrative Agent that:

8.1    Benefit. The Guarantor has a substantial economic interest in the Borrowers and expects to derive benefits from transactions resulting in the creation of the Guaranteed Obligations hereby. The Administrative Agent may rely conclusively on a continuing warranty hereby made, that the Guarantor continues to be benefited by the Administrative Agent’s extension of credit to the Borrowers, and the Administrative Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Administrative Agent without regard to the receipt, nature or value of any such benefits.

8.2 Validity and Binding Nature. This Guaranty has been duly executed and delivered by the and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditors’ rights generally.

8.3 Suits. There are no suits, actions, claims, inquiries, investigations by any private party or Governmental Authority, legal, administrative or arbitration proceedings involving the Guarantor or, to the Guarantor’s actual knowledge, threatened against or affecting the transactions contemplated by the Loan Agreement, or which if adversely decided could have a material adverse effect on the Guarantor’s condition, financial or otherwise, nor does the Guarantor know of any basis or grounds for any such suit, action, claim, inquiry, investigation or proceeding.

8.4    No Conflict. The execution and delivery by the Guarantor of this Guaranty and the performance of its obligations hereunder will not result in any breach of any of the terms or conditions of, or constitute a default under, the Organizational Documents of the Guarantor or any commitment, mortgage, note, bond, debenture, deed of trust, contract, agreement, license or other instrument or obligation to which the Guarantor is now a party or by which its properties may be bound or affected.

8.5    Receipt of Loan Agreement. The Guarantor has received a copy of the Loan Agreement.

8.6    Subsidiaries. The Guarantor does not have any Subsidiaries other than the Borrowers.

9.    COVENANTS.

9.1 Notices. Until this Guaranty terminates, the Guarantor shall promptly (and in any event, within two business days) notify the Administrative Agent of any of the following:

(a)    Default. The occurrence of any Default of which the Guarantor has knowledge.

(b)    Other Material Developments. Any other event, occurrence or circumstance, including a change in Law, that has resulted or could reasonably be expected to result in a material adverse effect on the Guarantor.

Each notice pursuant to this Section 9.2 shall be accompanied by a statement of a Responsible Officer of the Guarantor setting forth details of the occurrence referred to therein and stating what action the Guarantor has taken and propose to take with respect thereto. Each notice pursuant to Section 9.2(a) shall describe with particularity any and all provisions of this Guaranty and any other Loan Document under which a Default has occurred.

9.2 Loan Agreement Covenants. The Guarantor agrees to comply with all covenants appearing in the Loan Agreement applicable to the Guarantor.

10. RECOVERY OF PAYMENT. If any payment received by the Administrative Agent from the Borrowers or any other Co‑Obligor and applied to the Guaranteed Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrowers or any other Co‑Obligor), the Guaranteed Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable jointly and severally against the Guarantor as to such Guaranteed Obligations as fully as if such application had never been made.

11.    DISCHARGE. Except as set forth in Sections 3 and 12, until each and every one of the Guaranteed Obligations are irrevocably paid and performed in full and the Lenders’ commitments under the Loan Agreement have expired or been terminated, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of the Administrative Agent or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Administrative Agent whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, nor shall any modification of any of the obligations of the Borrowers or the release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of the Guarantor hereunder, and the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers or any of them, it being the purpose and intent of the parties hereto that the Guaranteed Obligations of the Borrowers constitute the direct and primary, joint and several, obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable.

12.    TERMINATION. This Guaranty shall terminate and be of no further force and effect upon payment in full of all of the Guaranteed Obligations.

13.    REMEDIES. All remedies afforded to the Administrative Agent by reason of this Guaranty are separate and cumulative remedies, and it is agreed that no one of such remedies, whether or not exercised by the Administrative Agent, shall be deemed to be in exclusion of any of the other remedies available to the Administrative Agent and shall in no way limit or prejudice any other legal or equitable remedy which the Administrative Agent may have hereunder and with respect to the Guaranteed Obligations. The Guarantor agrees that included within the equitable remedies available to the Administrative Agent hereunder is the right of the Administrative Agent to elect to have any and all of the obligations and agreements of the Guarantor hereunder specifically performed.

14.    JUDICIAL ACTIONS. The Guarantor hereby waives any and all right to cause a marshaling of the assets of the Borrowers or any other action by any court or other Governmental Authority with respect thereto, or to cause the Administrative Agent to proceed against any security for the Guaranteed Obligations or any other recourse which the Administrative Agent may have with respect thereto or to set off the value of any such security, and further waives any and all requirements that the Administrative Agent institute any action or proceeding at law or in equity against the Borrowers or any other Co-Obligor with respect to the Guaranteed Obligations, or any collateral or security therefor, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further waives any requirement that the Administrative Agent seek performance by the Borrowers or any other Co-Obligor of any obligation under the Loan Agreement or the Note or any collateral or security therefor as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty, it being agreed that upon the occurrence and continuation beyond any applicable notice or cure period of any Default and acceleration of the obligations and indebtedness of the Borrowers under the Loan Agreement or the other Loan Documents, the obligations of the Guarantor hereunder shall without further act mature immediately and automatically, without further notice or demand or any other action by the Administrative Agent.

15.    BANKRUPTCY OF A BORROWER. The Guarantor expressly agrees that its liability and obligations under this Guaranty shall not in any way be affected by the institution by or against a Borrower or any other Co-Obligor of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy or similar Law for the relief of debtors, and that any discharge of any of the Guaranteed Obligations pursuant to any such bankruptcy or similar Law or other Law shall not discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, at the sole discretion of the Administrative Agent, such obligations shall be enforceable against the Guarantor.

16.    SEVERABILITY. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstances, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

17.    GENERAL.

17.1    Collection Costs. The Guarantor agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Administrative Agent arising out of or in connection with the enforcement of the Guaranteed Obligations or arising out of or in connection with any failure of the Guarantor to fully and timely perform its obligations hereunder.

17.2    No Waiver. No delay on the part of the Administrative Agent in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

17.3    Obligations Absolute. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of the Guarantor.

17.4    Notices. Any notice, demand, request or consent required or authorized hereunder shall be served in Person, delivered by U.S. mail, or sent by telecopier, addressed as follows:

If to the Guarantor: At the notice information specified on the signature page hereto

If to the Administrative Agent:     BOKF, NA dba BANK OF OKLAHOMA
    One Williams Center, 8NW
    Tulsa, OK 74172
Attn: Timberly Harding, Senior Vice President

or at such other address as either party hereto shall designate for such purpose in a written notice to the other. Notices served in person shall be effective and deemed given when delivered; notices sent by telecopier shall be effective and deemed given when transmitted, as evidenced by the sender’s confirmation thereof; and notices sent by mail shall be effective and deemed given three (3) Business Days after being deposited in the U.S. mail, postage prepaid.

17.5    Governing Law. This Guaranty is made under and shall be governed by the laws of the State of Oklahoma, without giving effect to conflict of law principles thereof.

17.6    Jurisdiction and Venue. All actions or proceedings with respect to this Guaranty may be instituted in any state or federal court sitting in Tulsa County, Oklahoma, and by execution and delivery of this Guaranty, the Guarantor irrevocably and unconditionally (i) submits to the nonexclusive jurisdiction (both subject matter and person) of each such court, and (ii) waives (a) any objection that the Guarantor may now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

17.7    WAIVER OF JURY TRIAL. THE GUARANTOR AND THE ADMINISTRATIVE AGENT (BY ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG A BORROWER, THE GUARANTOR AND THE ADMINISTRATIVE AGENT ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY. THIS SECTION 17.7 IS A MATERIAL INDUCEMENT TO THE LENDERS TO PROVIDE THE FINANCING DESCRIBED IN THE LOAN AGREEMENT.

17.8    Section Headings. Section headings herein are for convenience only and shall not be deemed part of this Guaranty.

17.9    Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns for the benefit of the holders of the Guaranteed Obligations; provided, that the Guarantor shall not assign this Guaranty without the prior written consent of the Administrative Agent.

17.10    Time of the Essence. The Guarantor acknowledges that time is of the essence with respect to its obligations under this Guaranty.

17.11    Execution. Delivery of an executed signature page of this Guaranty by telecopy or by electronic communication in electronic format (e.g., "PDF" or "TIF") shall be effective as delivery of a manually executed signature page of this Guaranty.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURES APPEAR ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR: AAON, INC., a Nevada corporation

By:      /s/ Rebecca A. Thompson
    Name: Rebecca Thompson
    Title: Chief Financial Officer & Treasurer

    Notice Address:

AAON, Inc.
2425 S Yukon Ave
Tulsa, OK 74107
Attn: Rebecca Thompson